Filed Pursuant to Rule 497(e)
                                                             1933 Act: 033-98726
                                                             1940 Act: 811-09120

PROSPECTUS                                                      JANUARY 31, 2007
                                      (Supplemented and Restated August 6, 2007)


                                PRUDENT BEAR FUND
                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                   FUNDS, INC.

                                 NO LOAD SHARES

     Prudent Bear Funds, Inc.     1-800-711-1848
     www.prudentbearfunds.com     (Fund & Account Information)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENT BEAR FUNDS, INC.

                                                                  NO LOAD SHARES

PRUDENT BEAR FUND

PRUDENT GLOBAL INCOME FUND

     The Prudent Bear Fund is a mutual fund seeking capital appreciation. The Prudent Global Income Fund is a mutual fund seeking to provide current income and capital appreciation in a volatile economic environment.

     Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Prudent Bear Fund and the Prudent Global Income Fund invest and the services they offer to shareholders.

TABLE  OF  CONTENTS

Questions Every Investor Should Ask Before
  Investing in the Prudent Bear Funds                                          3
Fees and Expenses                                                             10
Investment Objectives and Strategies                                          11
Management of the Funds                                                       13
The Funds' Share Price                                                        15
Purchasing No Load Shares                                                     16
Redeeming No Load Shares                                                      21
Exchanging No Load Shares                                                     25
Dividends, Distributions and Taxes                                            26
Financial Highlights                                                          26

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE PRUDENT BEAR FUNDS

1.   WHAT ARE  THE  FUNDS'  GOALS?

     PRUDENT BEAR FUND

     The  Prudent  Bear  Fund seeks capital appreciation.

     PRUDENT GLOBAL INCOME FUND

     The Prudent Global Income Fund seeks current income and capital appreciation.

2.   WHAT ARE  THE  FUNDS'  PRINCIPAL  INVESTMENT  STRATEGIES?

     PRUDENT  BEAR  FUND

     The Prudent Bear Fund seeks capital appreciation primarily through short sales of equity securities when overall market valuations are high and through long positions in equity securities when overall market valuations are low. The Prudent Bear Fund will hold more "short" equity positions than "long" equity positions when the dividend yield for the aggregate stock market is low relative to its historic range (i.e., overall market valuations are high). Its "short" equity positions will consist primarily of short sales of common stocks, short sales of stock indexes, short sales of stock index futures, purchases of put options on common stocks, purchases of put options on stock indexes and purchases of put options on stock index futures. In effecting short sales of common stocks and purchasing put options on common stocks, the Prudent Bear Fund's investment adviser, David W. Tice & Associates, LLC (the "Adviser") utilizes "bottom-up" investment analysis. This means the Adviser bases investment decisions on company-specific fundamental factors. In effecting short sales of stock indexes or stock index futures and purchasing put options on stock indexes or stock index futures, the Adviser utilizes a "top-down" investment approach that focuses on factors affecting the stock market or market sectors in general. Under most market conditions, the Adviser will use a combination of the above investment techniques with the percentage used by each to be determined by the Adviser's evaluation of market conditions, the valuation and liquidity of individual stocks, and other factors.

     The Prudent Bear Fund will hold more "long" equity positions than "short" equity positions when the dividend yield for the aggregate stock market is high relative to its historic range (i.e., overall market valuations are low). Its "long" equity positions will primarily consist of equity securities of North American companies. In selecting common stocks, the Adviser takes a "value" investment approach utilizing "bottom-up" investment analysis.

     When the dividend yield for the aggregate stock market is neither high nor low relative to its historic range, the Adviser will allocate the Prudent Bear Fund's portfolio between "short" equity and "long" equity positions in its discretion. At all times the Prudent Bear Fund will have both "short" and "long" equity positions as the Adviser believes in all market conditions there will exist some companies whose stocks are undervalued by the market and some companies whose stocks are overvalued by the market.

     While the Adviser believes the dividend yield of the aggregate stock market is a reasonable long- term measure of stock price over or under valuation, the Adviser also considers other factors in the economy in relation to the dividend yield. If the dividend yield is within historic ranges relative to interest rates and other economic variables, the Adviser would likely apply the guidelines described above. However if, for example, interest rates rose dramatically so that a relatively high dividend yield was not in its historic relation to interest rates, the Adviser might hold more "short" equity positions than "long" equity positions until it believed conditions warranted a shift in portfolio allocation.

     The Prudent Bear Fund purchases restricted securities in private placement transactions. The Prudent Bear Fund also invests in equity securities of companies that mine or explore for precious metals.

     The Adviser actively manages the Prudent Bear Fund's portfolio. The Prudent Bear Fund's annual portfolio turnover rate usually will exceed 100%.

     PRUDENT  GLOBAL  INCOME  FUND

     The Prudent Global Income Fund seeks current income and capital appreciation in a volatile economic environment. If the Prudent Global Income Fund is successful in achieving its investment objectives, investors should be able to maintain their purchasing power on a global basis. The Prudent Global Income Fund primarily invests in:

     o Liquid securities issued by the major industrialized nations (e.g., United States, Canada, members of the European Economic Union, Japan, Australia, New Zealand and Switzerland) as well as other countries with sound economic and financial systems

     o    Equity  securities  of  companies  that  mine  gold

     The Prudent Global Income Fund's investment adviser, also David W. Tice & Associates, LLC, believes that the current global economic environment is highly uncertain. It believes that such an uncertain environment could be conducive to governments making errors in fiscal and monetary policy that represent risks to investors in dollar-denominated securities. For example, monetary authorities could accommodate excessive credit as well as excessively expand the supply of money. The Adviser believes that one result of such errors could be a significant deterioration in the value of the U.S. dollar relative to other currencies. The Prudent Global Income Fund will attempt to capitalize on currency fluctuations by investing in securities issued by governments whose currency the Adviser believes will appreciate in relative value. In determining whether or not a currency will appreciate in relative value, the Adviser will consider the issuing country's economic fundamentals, particularly the stringency of its monetary and fiscal policies.

     The Prudent Global Income Fund invests in equity securities of companies that mine gold, but normally will limit such investments to companies which have existing projects currently in operation.

     In making investments for the Prudent Global Income Fund, the Adviser utilizes a "top-down" investment analysis. This means it bases investment decisions on macro-economic factors such as inflationary trends, interest rate movements, economic statistics and monetary policy.

     The Adviser actively manages the Prudent Global Income Fund's portfolio. It is possible that the Prudent Global Income Fund's annual portfolio turnover rate may exceed 100%.

3.   WHAT ARE  THE  PRINCIPAL  RISKS  OF  INVESTING  IN  THE  FUNDS?

     Investors in each of the Funds may lose money. There are risks associated with the types of securities in which these Funds invest. These risks include:

     PRUDENT  BEAR  FUND

     o MARKET RISK: The prices of the securities in which the Prudent Bear Fund invests may change adversely compared to the Adviser's expectations for a number of reasons.

     o ASSET ALLOCATION RISK: The Prudent Bear Fund's investment results will suffer if there is a general stock market advance when the Fund has significant "short" equity positions, or if there is a general stock market decline when the Fund has significant "long" equity positions. This risk is in addition to the market risks associated with each of the Fund's investments.

     o SHORT SALES RISK: The Prudent Bear Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

     o OPTIONS INVESTING RISK: If the Prudent Bear Fund purchases an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. If the Prudent Bear Fund writes ("sells") an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund's losses could easily exceed the proceeds it received when it wrote the option.

     o INDEX-BASED INVESTMENT COMPANIES: The Prudent Bear Fund may invest in or sell short securities of investment companies that hold securities comprising a recognized securities index such as SPDRs, which hold the component stocks of the S&P 500, or WEBS which hold stocks of specified foreign equity market indices. These securities may trade at discounts to their net asset value. As an investor in securities of index-based investment companies, the Prudent Bear Fund will indirectly bear its proportionate share of the expenses of those investment companies.

     o FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Prudent Bear Fund may purchase and sell stock index futures contracts as well as other futures contracts, such as gold futures. Futures contracts and options present risks of the possible inability to close a future contract when desired, losses due to unanticipated market movements which are potentially unlimited, and the possible inability of the Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other factors.

     o VALUE INVESTING RISK: The Prudent Bear Fund's investment adviser may be incorrect in its assessment of a company's value and the prices of the stocks the Fund holds may not reach what the investment adviser believes are their intrinsic value. Similarly, the stocks the Fund sells short may not decline to the price that the investment adviser thinks reflects their intrinsic value. From time to time, "value" investing falls out of favor with investors. During these periods, the Fund's relative performance will suffer.

     o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Bear Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The Prudent Bear Fund's portfolio turnover rate is not calculated with regard to securities, including options and futures contracts, having a maturity of less than one year. Consequently the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

     o PRIVATE PLACEMENTS: The Prudent Bear Fund may purchase restricted securities in private placements. When the Prudent Bear Fund holds restricted securities, it may have difficulty accurately pricing them. The Fund may not be able to sell these securities at the prices at which it has valued them for purposes of calculating its net asset value without experiencing delays or additional costs, if at all.

     o GOLD INVESTING RISK: The Prudent Bear Fund may purchase and sell common stocks of companies that mine gold. The prices of gold and the prices of common stocks of companies that mine or explore for precious metals, including gold have been subject to substantial price fluctuations over short periods of time. They may be adversely affected by unpredictable international monetary and political developments such as currency devaluations or revolutions, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

     PRUDENT  GLOBAL  INCOME  FUND

     o MARKET RISK: The prices of the securities in which the Prudent Global Income Fund invests may decline for a number of reasons.

     o INTEREST RATE RISK: In general the value of debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.

     o FOREIGN CURRENCY RISK: The U.S. dollar value of securities denominated in foreign currencies may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Prudent Global Income Fund.

     o GOLD INVESTING RISK: The prices of gold and the prices of common stocks of companies that mine gold have been subject to substantial price fluctuations over short periods of time. They may be adversely affected by unpredictable international monetary and political developments such as currency devaluations or revolutions, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

     o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Global Income Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

     o NON-DIVERSIFICATION RISK: The Prudent Global Income Fund is a non-diversified investment company. As such it will likely invest in fewer securities or securities issued by fewer foreign governments than diversified investment companies and its performance may be more volatile. If the securities in which the Prudent Global Income Fund invests perform poorly, the Prudent Global Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

     Because of these risks each of the Funds is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in these Funds.

4.   HOW HAVE  THE  FUNDS  PERFORMED?

     The bar chart and table relating to the Prudent Bear Fund that follow provide some indication of the risks of investing in the Prudent Bear Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance of the S&P 500 Index and the NASDAQ Composite Index. The bar chart and table relating to the Prudent Global Income Fund that follow provide some indication of the risks of investing in the Prudent Global Income Fund by showing changes in its performance from year to year and comparing its performance with the Citigroup Europe World Government Bond Index (WGBI), the Merrill Lynch Global Government Bond Index II and the Merrill Lynch Pan-Europe Government 1-3 Year Index. Please remember that the past performance (before and after taxes) of the Prudent Bear Fund and the Prudent Global Income Fund is not necessarily an indication of their future performance. They may perform better or worse in the future.

                                PRUDENT BEAR FUND
                        (Total return per calendar year)

                         1997                     -4.33%
                         1998                    -34.08%
                         1999                    -23.40%
                         2000                     30.47%
                         2001                      7.36%
                         2002                     62.87%
                         2003                    -10.44%
                         2004                    -14.13%
                         2005                      2.02%
                         2006                      9.10%
-----------
Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 41.48% (quarter ended September 30, 2001) and the lowest total return for a quarter was -29.23% (quarter ended December 31, 1998).

                                PRUDENT BEAR FUND

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING                                       PAST        PAST
DECEMBER 31, 2006)(1)<F1>                       PAST YEAR   5 YEARS     10 YEARS
-------------------------                       ---------   -------     --------
Prudent  Bear  Fund
  Return  before  taxes                            9.10%       6.88%     (0.58%)
  Return  after  taxes  on distributions(2)<F2>    7.89%       5.80%     (1.78%)
  Return  after  taxes  on  distributions
    and  sale  of  Fund  shares(2)<F2>             5.94%       5.38%     (1.22%)
S&P  500  Index(3)<F3>(4)<F4>                     15.80%       6.19%       8.42%
NASDAQ  Composite  Index(4)<F4>(5)<F5>             9.52%       4.37%       6.46%
-------------

(1)<F1> Returns shown include the reinvestments of dividends, except for the NASDAQ Composite Index.
(2)<F2> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.
(3)<F3> The Standard & Poor's 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.
(4)<F4>   Reflects  no  deduction  for  fees,  expenses  or  taxes.
(5)<F5> The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.

                           PRUDENT GLOBAL INCOME FUND
                        (Total return per calendar year)
                         2001                     2.82%
                         2002                    29.60%
                         2003                    16.30%
                         2004                     3.39%
                         2005                    -4.25%
                         2006                    11.51%
----------

Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 11.24% (quarter ended June 30, 2002) and the lowest return for a quarter was -4.07% (quarter ended
          March  31,  2001).

                           PRUDENT GLOBAL INCOME FUND

                                                                                                                 SINCE THE
AVERAGE ANNUAL TOTAL RETURNS                                                                                  INCEPTION DATE
(FOR THE PERIOD ENDING                                                                 PAST                     OF THE FUND
DECEMBER 31, 2006)(1)<F6>                                    PAST YEAR                5 YEARS                (FEBRUARY 2, 2000)
-------------------------                                    ---------                -------                ------------------
Prudent  Global  Income  Fund
    Return  before  taxes                                    11.51%                    10.72%                     7.11%
    Return  after  taxes on distributions(2)<F7>             11.01%                     9.40%                     5.97%
    Return  after  taxes  on  distributions  and
      sale  of  Fund  shares(2)<F7>                           8.16%                     8.65%                     5.55%
Citigroup  Europe  WGBI(3)<F8>(4)<F9>(5)<F10>                11.80%                    13.60%                    10.25%
Merrill  Lynch  Global
  Government  Bond  Index  II(4)<F9>(5)<F10>(6)<F11>          6.23%                     8.39%                     6.66%
Merrill  Lynch  Pan-Europe
  Government  1-3  Year  Index(4)<F9>(7)<F12>                14.07%                    11.68%                     8.57%

-------------

(1)<F6>    Returns  shown  include  the  reinvestment  of  dividends.
(2)<F7> After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)<F8> The Citigroup Europe World Government Bond Index (WGBI) consists of those fifteen sectors of the Citigroup Europe WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
(4)<F9>   Reflects  no  deduction  for  fees,  expenses  or  taxes.
(5)<F10> The Fund changed its broad-based market index from the Citigroup Europe WGBI to the Merrill Lynch Global Government Bond Index II because we believe the Merrill Lynch Global Government Bond
          Index  II  more  accurately  reflects  the  Fund's investment program.
(6)<F11> The Merrill Lynch Global Government Bond Index II tracks the performance of public debt of investment grade sovereign issuers, issued and denominated in their own domestic market and currency. It is a market value-weighted measure of these bonds.
(7)<F12> The Merrill Lynch Pan-Europe Government 1-3 Year Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing from 1-3 years.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold No Load shares of the Prudent Bear Fund or the Prudent Global Income Fund.

SHAREHOLDER FEES
(fees  paid  directly  from  your  investment)

                                                                PRUDENT  GLOBAL
                                       PRUDENT  BEAR  FUND       INCOME  FUND
                                       -------------------       ------------
Maximum Sales Charge                    No  Sales  Charge      No  Sales  Charge
  (Load) Imposed on Purchases
  (as a percentage of offering price)
Maximum Deferred                        No  Deferred           No  Deferred
  Sales Charge  (Load)                  Sales  Charge          Sales  Charge
Maximum Sales Charge                    No  Sales  Charge      No  Sales  Charge
  (Load) Imposed on Reinvested
  Dividends and Distributions
Redemption Fee                          1.00%(1)<F13>          1.00%(1)<F13>
Exchange Fee                            None(2)<F14>           None(2)<F14>
----------------
(1)<F13> The redemption fee applies only to shares sold within 30 days of their purchase date. Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F14> Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES*<F16>
(expenses  that  are  deducted  from  Fund  assets)
                                                                 PRUDENT  GLOBAL
                                           PRUDENT  BEAR  FUND     INCOME  FUND
                                           -------------------     ------------
Management  Fees                                  1.25%               0.75%
Distribution and/or Service (12b-1) Fees          0.25%               0.25%
Other  Expenses
     Dividends  on  Short  Positions              0.72%(1)<F15>       0.00%
     All  remaining  Other  Expenses              0.27%               0.28%
                                                  -----               -----
Total  Other  Expenses                            0.99%               0.28%
                                                  -----               -----
Total  Annual  Fund  Operating  Expenses          2.49%               1.28%
                                                  -----               -----
                                                  -----               -----
------------
(1)<F15> When the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security ("dividend-substitute payments"). These dividend-substitute payments are investment expenses of the Fund.
*<F16> The Total Annual Fund Operating Expenses may not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights found on page 27-28, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE

     This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1  YEAR     3  YEARS     5  YEARS     10  YEARS
                                 -------     --------     --------     ---------
Prudent  Bear  Fund               $252         $776        $1,326       $2,826
Prudent  Global  Income  Fund     $130         $406        $  702       $1,545

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT  OBJECTIVES

     The Prudent Bear Fund seeks capital appreciation. The Prudent Global Income Fund seeks current income and capital appreciation. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Prudent Bear Fund or the Prudent Global Income Fund might not appreciate and investors could lose money.

     The Prudent Bear Fund may, but is not required to, take temporary defensive positions. The Prudent Global Income Fund will not take temporary defensive positions. When the Prudent Bear Fund takes a temporary defensive position, it will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments since these securities earn interest but do not appreciate in value. Also each Fund will invest in money market instruments and hold some cash so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. As a consequence of some of the investment techniques utilized by the Prudent Bear Fund, particularly effecting short sales, a significant portion of its assets (up to 100%) will be held in liquid securities, including money market instruments, as "cover" for these investment techniques. These assets may not be sold while the corresponding transaction, such as a short sale, is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Prudent Bear Fund's assets to "cover" investment techniques may make it more difficult for the Fund to meet redemption requests or pay its expenses.

PRINCIPAL  INVESTMENT  STRATEGIES

     PRUDENT  BEAR  FUND

The Adviser believes that the best opportunities to make both "short" and "long" equity investments are when the market's perception of the values of individual companies (measured by the stock price) differs widely from the Adviser's assessment of the intrinsic values of such companies. Such opportunities arise as a result of a variety of market inefficiencies, including, among others, imperfect information, overly optimistic or pessimistic forecasts by Wall Street analysts, and swings in investor psychology. These inefficiencies can cause substantially mispriced securities. The Adviser attempts to:

     o Identify potential opportunities where significant market perception/reality gaps may exist, and

     o Invest in the anticipation of changes in the market perception that will bring the stock price closer to the Adviser's estimate of value.

     The Prudent Bear Fund is not a "market timing" fund. However, it does increase or decrease (to a degree or dramatically) the amount of its "short" equity investments compared to its "long" equity investments in response to changes in the Adviser's assessment of market conditions and its evaluation of the dividend yield for the aggregate stock market. Since the inception of the Prudent Bear Fund overall market valuations have been high with the result that its "short" equity positions have exceeded its "long" equity positions. Under such market conditions the Prudent Bear Fund normally would primarily effect short sales of individual stocks or purchase put options on individual stocks. However, in some circumstances (e.g., during strong market rallies, in periods of credit excess or when investors have a preference for speculative securities) the Adviser primarily will sell stock futures, sell short stock indexes or purchase put options on stock indexes or stock index futures.

     PRUDENT  GLOBAL  INCOME  FUND

     The Prudent Global Income Fund invests primarily in debt securities issued by the U.S. and other developed countries and common stocks of companies that mine gold. In selecting investments in debt securities, the Prudent Global Income Fund's investment adviser:

     o considers whether the currency in which the debt security is denominated is likely to rise or fall relative to the dollar primarily by comparing economic situations, particularly whether the issuing country has maintained prudent monetary and fiscal policies

     o    evaluates  the  relative  available  interest  rates

     o then invests in the liquid debt securities having the most attractive yield based on an evaluation of risk and return.

     Since the Prudent Global Income Fund's primary consideration in selecting investments in debt securities is currency movements as it relates to stability of global purchasing power, it keeps its average portfolio maturity short. Typically the average maturity of the Prudent Global Income Fund's portfolio of debt securities will be less than eighteen months. Similarly, the Prudent Global Income Fund attempts to minimize credit risk by only investing in securities rated in the highest two rating categories of a nationally recognized rating agency. Typically, these are sovereign (government) securities.

     When investing in gold or in equity securities of companies that mine gold, the Prudent Global Income Fund's investment adviser first considers whether the dollar price of gold is likely to increase. The Prudent Global Income Fund will only invest in those equity securities of gold companies which the Adviser believes will increase if the dollar price of gold increases. The Prudent Global Income Fund does not intend to invest in equity securities of gold mining companies that have significantly reduced the exposure of their net income to fluctuations in gold prices through the use of futures contracts or other hedging techniques.

     From time to time the Prudent Global Income Fund may invest in liquid equity securities of companies owning significant assets (e.g. timber, oil or other "hard assets") that the Adviser believes would increase in value if the dollar declines in value relative to other currencies. The Prudent Global Income Fund does not expect that such securities would represent a major portion of its portfolio.

MANAGEMENT OF THE FUNDS

DAVID W. TICE & ASSOCIATES, LLC MANAGES THE INVESTMENTS OF THE PRUDENT BEAR FUND AND THE PRUDENT GLOBAL INCOME FUND.

     David  W.  Tice  & Associates, LLC is the investment adviser to the Prudent
Bear  Fund  and  the  Prudent  Global  Income  Fund.  The  Adviser's address is:

     43-46  Norre  Gade,  Suite  137
     St.  Thomas,  U.S.  Virgin  Islands  00802

     As investment adviser, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Prudent Bear Fund paid the Adviser an annual investment advisory fee equal to 1.25% of the Prudent Bear Fund's average net assets, and the Prudent Global Income Fund paid the Adviser an annual investment advisory fee equal to 0.75% of the Prudent Global Income Fund's average net assets.

     A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Adviser is available in the semi-annual report to shareholders for the period ending March 31, 2006 of the Prudent Bear Fund and the Prudent Global Income Fund.

     David W. Tice, President and founder of the Adviser, is the lead portfolio manager for the Prudent Bear Fund and the Prudent Global Income Fund, and is assisted by the three assistant portfolio managers identified below in managing the Funds' portfolios. Mr. Tice has been the Funds' portfolio manager since their inception. The Adviser (including its corporate predecessor) has been conducting an investment advisory business since 1993. Mr. Tice is a Chartered Financial Analyst and a Certified Public Accountant. He is also president and sole shareholder of BTN Research, Inc., a registered broker-dealer.

     Doug Noland is an assistant portfolio manager and strategist to the Funds. He has acted in this capacity since 1999.

     Chad Hudson is an assistant portfolio manager and is the primary trader for the Funds. He has acted in this capacity since 2000.

     Gregg Jahnke is the senior analyst for the Funds. He has acted in this capacity since the Funds' inception.

     Messrs. Tice, Noland, Hudson and Jahnke generally meet each business day, either in person or via conference call, to discuss the Funds' portfolios. After considering input from this team as well as from others who provide research and analytical support to the Funds, Mr. Tice sets the overall strategy and the specific portfolio allocation percentages for both of the Funds. Mr. Tice selects all stocks for the long side of the Funds' portfolios. He approves a list of securities to be considered for trading by Messrs. Hudson and Noland. The assistant portfolio managers, using these guidelines provided by Mr. Tice, are granted considerable leeway in determining which securities from this list the Funds should sell short or buy to cover, or for which to purchase or sell put options.

     The Statement of Additional Information for the Prudent Bear Fund and the Prudent Global Income Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

DISTRIBUTION  FEES

     Each of the Prudent Bear Fund and the Prudent Global Income Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PORTFOLIO  HOLDINGS  OF  THE  FUNDS

     The Statement of Additional Information for the Prudent Bear Fund and the Prudent Global Income Fund, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

THE FUNDS' SHARE PRICE

     The price at which investors purchase No Load shares of each Fund and at which shareholders redeem No Load shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

     When market quotations are not readily available or are deemed unreliable, the Prudent Bear Fund and the Prudent Global Income Fund value the securities that they hold at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Funds' Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Prudent Bear Fund and the Prudent Global Income Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and
(d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Prudent Bear Fund and the Prudent Global Income Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Prudent Bear Fund and the Prudent Global Income Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determines their net asset value per share.

     The Prudent Bear Fund and the Prudent Global Income Fund price foreign securities in terms of U.S. dollars at the official exchange rate.
Alternatively, the Prudent Bear Fund and the Prudent Global Income Fund may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Prudent Bear Fund and the Prudent Global Income Fund do not have any of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Adviser in accordance with procedures approved by the Board of Directors will establish a conversion rate for such currency. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the New York Stock Exchange is not open, and does not take place on some days the New York Stock Exchange is open. So, the value of the portfolio the Prudent Bear Fund and the Prudent Global Income Fund may be affected on days when the Funds do not calculate their NAV and investors cannot purchase or redeem Fund shares.

PURCHASING NO LOAD SHARES

FOREIGN  INVESTORS

     Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

HOW  TO  PURCHASE  NO  LOAD  SHARES  FROM  THE  FUNDS

     1.   Read  this  Prospectus  carefully.

     2. Determine how much you want to invest keeping in mind the following minimums:

          a.  New  accounts
              o     Individual  Retirement  Accounts          $1,000
              o     All  other  Accounts                      $2,000

          b.  Existing  accounts
              o     Dividend  reinvestment               No  Minimum
              o     All  other  investments
                    (by  mail)                                $  100
                    (by  wire)                                $1,000

     3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-800-711-1848.

     4. Make your check payable to the full name of the Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept payment in cash, including money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK, AUTOMATIC INVESTMENT PURCHASE OR ELECTRONIC FUNDS TRANSFER RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

     5.   Send  the  application  and  check  to:

               BY FIRST CLASS MAIL
               Prudent  Bear  Funds,  Inc.
               c/o  U.S.  Bancorp  Fund  Services,  LLC
               P.O.  Box  701
               Milwaukee,  WI  53201-0701

               BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
               Prudent  Bear  Funds,  Inc.
               c/o  U.S.  Bancorp  Fund  Services,  LLC
               3rd  Floor
               615  East  Michigan  Street
               Milwaukee,  WI  53202-5207

               PLEASE DO NOT  SEND  LETTERS  BY  OVERNIGHT  DELIVERY  SERVICE OR
               EXPRESS  MAIL  TO  THE  POST  OFFICE  BOX  ADDRESS.

     You  may  purchase  shares  by  wire  transfer.

     Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-711-1848 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

     Subsequent Investments by Wire - Please call 1-800-711-1848 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

     YOU  SHOULD  WIRE  FUNDS  TO:

          U.S.  Bank,  N.A.
          777  East  Wisconsin  Avenue
          Milwaukee,  WI  53202
          ABA  #075000022

          CREDIT:
          U.S.  Bancorp  Fund  Services,  LLC
          Account  #112-952-137

          FURTHER  CREDIT:
          (name  of  Fund  to  be  purchased)
          (shareholder  registration)
          (shareholder  account  number)

     PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING NO LOAD SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

     Some broker-dealers may sell shares of the Prudent Bear Fund or the Prudent Global Income Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

     The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

     o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

     o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

     o    Charge  fees  to  their  customers for the services they provide them.

          The Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for marketing expenses they incur, or to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Funds and/or the Adviser and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

     o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

     If you decide to purchase No Load shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase No Load shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

TELEPHONE  PURCHASES

     The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC. Purchases must be in amounts of $100 or more and may not be used for initial purchases of a Fund's shares. Your shares will be purchased at the net asset value calculated on the day of your purchase order. Telephone purchases may be made by calling 1-800-711-1848.

OTHER  INFORMATION  ABOUT  PURCHASING  NO  LOAD  SHARES  OF  THE  FUNDS

     The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

     The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of No Load shares whether or not evidenced by certificates.

     The Funds offer an automatic investment plan allowing shareholders to make purchases of No Load shares on a regular and convenient basis. The Funds also offer the following retirement plans:

     o     Traditional  IRA
     o     Roth  IRA
     o     SEP-IRA

     Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-711-1848. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

ANTI-MONEY  LAUNDERING  COMPLIANCE

     Each Fund and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds' distributors may request additional information from you to verify your identity and source of funds. If the Funds or the Funds' distributors deem that the information submitted does not provide for adequate identity verification, the Funds reserve the right to reject the establishment of your account. If at any time a Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to "freeze" a shareholder's account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund in question or its distributors to inform the shareholder that it has taken the actions described above.

HOUSEHOLDING

     To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-711-1848. Individual copies will be sent upon request.

REDEEMING NO LOAD SHARES

HOW  TO  REDEEM  (SELL)  NO  LOAD  SHARES  BY  MAIL

     1.   Prepare  a  letter  of  instruction  containing:

          o    the name  of  the  Fund(s)

          o    account  number(s)

          o    the amount  of  money  or  number  of  shares  being  redeemed

          o    the name(s)  on  the  account

          o    daytime  phone  number

          o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-711-1848 if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3. If you hold physical certificates for your shares, they should be mailed to or deposited with U.S. Bancorp Fund Services, LLC and should be accompanied with a written request for redemption. The written request should contain a signature guarantee. Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

     4.   A  signature  guarantee  is  required  in  the  following  situations:

          o    The redemption  request  includes  a  change  of  address

          o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

          o The redemption proceeds are to be sent to an address other than the address of record

          o    The redemption  request  involves  physical  certificates

          o    To change  bank  information  on  the  account

          o The redemption request involves a federal wire transfer to a bank other than the bank of record

          o    If ownership  is  changed  on  your  account

          o When adding the telephone redemption option to an existing account

     In addition to the situations described above, the Funds and/or the Funds' transfer agent may require a signature guarantee in other circumstances based on the facts and circumstances relative to the particular situation.

     Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A NOTARY PUBLIC IS NOT AN ACCEPTABLE SIGNATURE GUARANTOR.

     5.   Send  the  letter  of  instruction  to:

          BY  FIRST  CLASS  MAIL
          Prudent  Bear  Funds,  Inc.
          c/o  U.S.  Bancorp  Fund  Services,  LLC
          Shareholder  Services  Center
          P.  O.  Box  701
          Milwaukee,  WI  53201-0701

          BY  OVERNIGHT  DELIVERY  SERVICE  OR  EXPRESS  MAIL
          Prudent  Bear  Funds,  Inc.
          c/o  U.S.  Bancorp  Fund  Services,  LLC
          3rd  Floor
          615  East  Michigan  Street
          Milwaukee,  WI  53202-5207

     PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW  TO  REDEEM  (SELL)  NO  LOAD  SHARES  BY  TELEPHONE

     1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming No Load shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts and shares represented by certificates cannot be redeemed by telephone.

     2.   The  request  must  be  for  an  amount less than or equal to $50,000.

     3. Assemble the same information that you would include in the letter of instruction for a written redemption request.

     4. Call U.S. Bancorp Fund Services, LLC at 1-800-711-1848. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW  TO  REDEEM  (SELL)  NO  LOAD  SHARES  THROUGH  SERVICING  AGENTS

     If your No Load shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION  PRICE

     The redemption price per share you receive for redemption requests is the next determined net asset value after:

     o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary.

     o U.S. Bancorp Fund Services, LLC receives your authorized telephone request in good order with all required information and documents as necessary.

     If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

PAYMENT  OF  REDEMPTION  PROCEEDS

     o U.S. Bancorp Fund Services, LLC generally sends redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

     o For those shareholders who redeem No Load shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds the following business day provided that it receives the redemption request in good order with all required information.

     o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will, provided that it receives the redemption request in good order with all required information, either mail a check to the address of record the following business day, transfer the redemption proceeds by wire to the bank account of record, or transfer the redemption proceeds by electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account. The investor does not incur any charge when proceeds are sent via the ACH system, however credit may not be available for 2-3 days following the redemption.

     o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

MARKET  TIMING  PROCEDURES

     Frequent purchases and redemptions of shares of the Prudent Bear Fund and the Prudent Global Income Fund may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of Fund shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Prudent Bear Fund and the Prudent Global Income Fund by:

     1) Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of Fund shares; and

     2) Imposing a 1% redemption fee on redemptions that occur within 30 days of the share purchase.

     The redemption fee does not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans; but does apply to IRAs; or (c) shares redeemed through the systematic withdrawal plan. For purposes of calculating the redemption period, the Funds use a "first-in, first-out" method, meaning the date of any redemption will be compared to the earliest purchase date. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Prudent Bear Fund and the Prudent Global Income Fund have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

     Many financial intermediaries do not have the systems capability to collect or track accurately the redemption fee due from the underlying account owners. Until these systems limitations are resolved, the Funds reserve the right to waive their redemption fee for these intermediaries.

OTHER  REDEMPTION  CONSIDERATIONS

     When redeeming No Load shares of the Funds, shareholders should consider the following:

     o    The  redemption  may  result  in  a  taxable  gain.

     o Shareholders who redeem No Load shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding. Shareholders redeeming shares held in an IRA should review the applicable Individual Retirement Account Disclosure Statement & Custodial Account Agreement because it will outline other fees and considerations that apply when redeeming shares held in that particular IRA.

     o As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.

     o If you purchased No Load shares by check or Electronic Funds Transfer, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check and transfer of funds have cleared (which may take up to 15 days from the date of purchase).

     o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

     o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

     o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

     o While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than with cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

     o If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholders account at the Fund's then current net asset value and to reinvest all subsequent distributions.

EXCHANGING NO LOAD SHARES

     No Load Shares of the Prudent Bear Fund may be exchanged for No Load Shares of the Prudent Global Income Fund and No Load Shares of the Prudent Global Income Fund may be exchanged for No Load Shares of the Prudent Bear Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW  TO  EXCHANGE  SHARES

     1.   Read  this  Prospectus  carefully.

     2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

     3. Call U.S. Bancorp Fund Services, LLC at 1-800-711-1848. You may also make an exchange by writing to the Prudent Bear Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. U.S. Bancorp Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Prudent Bear Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. The Prudent Global Income Fund distributes substantially all of its net investment income at least quarterly and substantially all of its capital gains annually. You have two distribution options:

     o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Prudent Bear Fund or the Prudent Global Income Fund as undeliverable or remains uncashed for six months, each Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-711-1848.

     Each Fund's distributions, whether received in cash or additional No Load shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operation. Certain information reflects financial results for a single Fund No Load share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the 2006 Annual Report which is available upon request.

PRUDENT BEAR FUND

Selected  per share data is based on a share outstanding throughout each period.

                                                                                     NO  LOAD  SHARES
                                                         ------------------------------------------------------------------------
                                                         YEAR             YEAR             YEAR             YEAR             YEAR
                                                         ENDED            ENDED            ENDED            ENDED            ENDED
                                                        SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,       SEPT. 30,
                                                          2006             2005             2004             2003            2002
                                                          ----             ----             ----             ----            ----
Per  Share  Data:
     Net  asset  value,  beginning  of period             $5.47            $5.71            $6.84            $8.31          $6.31
                                                          -----            -----            -----            -----          -----

Income  from  investment  operations:
     Net  investment  income (loss)(1)<F17>(2)<F18>        0.15            (0.00)(4)<F20>   (0.02)           (0.05)          0.06
     Net  realized  and  unrealized
       gains  (losses)  on  investments                    0.28            (0.24)           (0.78)           (0.96)          2.08
                                                          -----            -----            -----            -----          -----
     Total  from  investment  operations                   0.43            (0.24)           (0.80)           (1.01)          2.14
                                                          -----            -----            -----            -----          -----

Redemption  fees                                           0.00(4)<F20>     0.00(4)<F20>     0.00(4)<F20>       --             --
                                                          -----            -----            -----            -----          -----

Less  distributions:
     Dividends  from  net  investment  income             (0.06)              --            (0.33)           (0.22)         (0.14)
     Distributions  from  net  realized  gains               --               --               --            (0.24)            --
                                                          -----            -----            -----            -----          -----
     Total  distributions                                 (0.06)              --            (0.33)           (0.46)         (0.14)
                                                          -----            -----            -----            -----          -----
Net  asset  value,  end  of  period                       $5.84            $5.47            $5.71            $6.84          $8.31
                                                          -----            -----            -----            -----          -----
                                                          -----            -----            -----            -----          -----
Total  return                                              7.92%           (4.20)%         (12.03)%         (12.58)%        35.47%

Supplemental  data  and  ratios:
     Net  assets,  end  of period (000's)              $650,305         $411,780         $429,469         $541,452       $521,030

     Ratio of total expenses to average net assets         2.49%            2.58%            2.28%            2.30%          2.29%
     Ratio  of  dividends  on  short  positions
       to  average  net  assets                            0.72%            0.73%            0.44%            0.44%          0.40%

     Ratio  of  expenses  to  average  net  assets
       excluding  dividends  on  short  positions:
         Before  expense reductions                        1.77%            1.85%            1.84%            1.86%          1.89%
         After  expense  reductions                        1.77%            1.85%            1.83%            1.83%          1.84%

     Ratio  of  net  investment  income  (loss)
       to  average net assets                              2.60%           (0.03)%          (0.38)%          (0.71)%         0.93%

     Portfolio  turnover  rate(3)<F19>                      104%             129%             138%             178%           266%

(1)<F17> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and September 30, 2002 was $0.19, $0.04, $0.00, $(0.02), and $0.08, respectively.
(2)<F18> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F19> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F20>  Amount  calculated  is  less  than  $0.005.

PRUDENT  GLOBAL  INCOME  FUND

Selected  per share data is based on a share outstanding throughout each period.

                                           YEAR              YEAR               YEAR               YEAR               YEAR
                                           ENDED             ENDED              ENDED              ENDED              ENDED
                                         SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,          SEPT. 30,
                                           2006               2005               2004               2003               2002
                                           ----               ----               ----               ----               ----
Per  Share  Data:
     Net asset value, beginning
       of period                          $11.53             $12.41             $12.49             $11.15             $ 9.31
                                          ------             ------             ------             ------             ------

Income  from  investment  operations:
     Net  investment income                 0.17(2)<F22>       0.12(2)<F22>       0.16(2)<F22>       0.11(1)<F21>       0.14(1)<F21>
     Net  realized  and  unrealized
       gains  (losses) on investments       0.68              (0.03)              0.35               1.65               1.94
                                          ------             ------             ------             ------             ------
     Total  from  investment operations     0.85               0.09               0.51               1.76               2.08
                                          ------             ------             ------             ------             ------

Redemption  fees                            0.00(3)<F23>       0.00(3)<F23>       0.00(3)<F23>         --                 --
                                          ------             ------             ------             ------             ------

Less  distributions:
     Dividends from net
       investment income                   (0.02)             (0.81)             (0.55)             (0.28)             (0.23)
     Distributions from net
       realized gains                      (0.06)             (0.12)             (0.04)             (0.14)             (0.01)
     Return  of  capital                      --              (0.04)                --                 --                 --
                                          ------             ------             ------             ------             ------
     Total  distributions                  (0.08)             (0.97)             (0.59)             (0.42)             (0.24)
                                          ------             ------             ------             ------             ------
Net  asset value, end of period           $12.30             $11.53             $12.41             $12.49             $11.15
                                          ------             ------             ------             ------             ------
                                          ------             ------             ------             ------             ------

Total  return                               7.47%             0.56%               4.15%             16.03%             22.54%

Supplemental  data  and  ratios:
     Net assets, end ofperiod (000's)   $346,227          $343,011            $462,762           $480,104           $126,191

     Ratio  of  operating  expenses
       to  average  net  assets:
         Before  expense reductions         1.27%             1.31%               1.31%              1.34%              1.55%
         After  expense  reductions         1.27%             1.31%               1.27%              1.34%              1.50%

     Ratio  of  net  investment  income
       to  average  net  assets             1.43%             0.97%               1.24%              0.69%              1.34%

     Portfolio  turnover  rate                57%              232%                 98%               117%                82%

(1)<F21> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F22> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F23>  Amount  calculated  is  less  than  $0.005.

                     (This Page Intentionally Left Blank.)

                             THE PRUDENT BEAR FUNDS
                                 PRIVACY POLICY

     This disclosure is made pursuant to Regulation S-P concerning the privacy policy of the Prudent Bear Funds, Inc. We collect the following nonpublic personal information about you:

     o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

     We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                           Not part of the prospectus.

PRUDENT BEAR FUNDS, INC.
NO LOAD SHARES

     To learn more about the Prudent Bear Fund and the Prudent Global Income Fund you may want to read their Statement of Additional Information (or "SAI") which contains additional information about these Funds. The Prudent Bear Fund and the Prudent Global Income Fund have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about the Funds' investments by reading their annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-711-1848. The Prudent Bear Fund and the Prudent Global Income Fund also make available the SAI and the annual and semi-annual reports, free of charge, on the Internet website at http://www.prudentbearfunds.com.

     Prospective investors and shareholders who have questions about the Prudent Bear Fund or the Prudent Global Income Fund may also call the above number or write to the following address:

     Prudent  Bear  Funds,  Inc.
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     P.O.  Box  701
     Milwaukee,  WI  53201-0701

     The general public can review and copy information about the Prudent Bear Fund and the Prudent Global Income Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about these Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

     Public  Reference  Section
     Securities  and  Exchange  Commission
     Washington,  D.C.  20549-0102

     Distributed  by  Quasar  Distributors,  LLC.

     Please refer to the Investment Company Act File No. 811-09120 of the Prudent Bear Fund and the Prudent Global Income Fund, when seeking information about these Funds from the Securities and Exchange Commission.